The date of this supplement is March 2, 2009.

E207-041 3/2/09

T. Rowe Price Value Fund, Inc.

T. Rowe Price Value Fund—Advisor Class

Supplement to prospectuses dated May 1, 2008

This updates the prospectuses for the Value Fund and the Value Fund—Advisor Class dated May 1, 2008.

The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective December 31, 2009, Mark S. Finn will replace John D. Linehan as Chairman of the Investment Advisory Committee. Mr. Finn joined T. Rowe Price in 1990 and his investment experience dates from 1998. Mr. Linehan will remain a member of the committee.